Financial instruments	12 Months Ended
Dec. 31, 2025
Disclosure of fair value measurement [Abstract]
Financial instruments	Financial instruments
The Company’s financial assets and liabilities consist of cash and cash equivalents, accounts receivable, short-term investments, reclamation deposits, loan to associate, long-term investments, accounts payable and accrued liabilities, fuel derivative contracts, gold derivative contracts, gold stream obligation, and long-term debt.

Fair values

The Company’s financial assets and liabilities are classified based on the lowest level of input significant to the fair value measurement based on the fair value hierarchy:

Level 1 – quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data.

As at December 31, 2025, the Company’s financial assets and liabilities measured at fair value are categorized as follows:

	As at December 31, 2025			As at December 31, 2024
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
	$	$	$	$	$	$

Long-term investments (Note 8)	286,066	—	—	76,717	—	—
Short-term investments (Note 6)	4,868	—	—	11,565	—	—
Gold derivative contracts (Note 17)	—	(233,821)	—	—	111	—
Fuel derivative contracts (Note 17)	—	(4,415)	—	—	(2,259)	—
Gold stream obligation (Note 18)	—	—	(282,731)	—	—	(166,425)

The Company’s long-term investments consist of shares of publicly traded mining companies. The fair values of these were determined using market quotes from an active market for each investment.

The fair value of the Company's fuel and gold derivative contracts was determined using prevailing market rates for instruments with similar characteristics.

The fair value of the gold stream was calculated based on an income approach and a discounted cash flow model. The calculated fair value includes inputs that are based on observable market data, including forward gold price curves and credit adjusted risk-free rates. The fair value also includes inputs that are not based on observable market data, including the timing of future gold deliveries. The valuation has been prepared by an independent valuations specialist with direct oversight from the Company. Forward gold price estimates ranged from $4,314 to $5,685 per ounce. A $100 per ounce change in the gold forward price would have approximately a $6 million impact on the fair value of the gold stream obligation. A 50 basis point change in the discount rate would also have approximately a $8 million impact on the fair value of the gold stream obligation.

The fair value of the Notes, based on quoted market prices, is $736 million. The carrying amount of the Notes represents the liability component recorded at amortized costs (Note 12), while the fair value represents both the liability and equity components. The fair value of the Notes is categorized as level 1 in the fair value hierarchy outlined in IFRS 13 Fair value measurement.

The fair value of the Company's long-term debt also approximates its carrying value as it has a floating interest rate and the Company's credit spread has remained approximately consistent. The fair value of the Company's other financial instruments approximate their carrying value due to their short-term nature.
Capital risk management

The Company’s objectives when managing its capital is to ensure it will be able to continue as a going concern while maximizing the return to shareholders including the payment of dividends. The selling price of gold and minimizing production costs and capital expenditures are key factors in helping the Company reach its capital risk management objectives. The capital structure of the Company includes shareholders’ equity and debt.

Credit risk

As at December 31, 2025, the Company’s maximum exposure to credit risk was the book value of cash and cash equivalents, receivables, loans receivable and the carrying value of its derivative portfolio. The Company limits its credit exposure on cash and cash equivalents by holding its deposits mainly with high credit quality financial institutions as determined by credit rating agencies.

The Company maintains its excess cash balances in short-term investments accounts. The Company does not maintain insurance for its cash balances.

Liquidity risk

The Company manages its liquidity risk through its budgeting and forecasting process. Budgets are prepared annually and forecasts are prepared and reviewed on a regular basis, to help determine the funding requirements to support the Company’s current operations and expansion and development plans and by managing its capital structure as described above.

As at December 31, 2025, the Company had cash and cash equivalents of $380 million. Cash provided by operating activities totalled $896 million for the year ended December 31, 2025. As at December 31, 2025, the Company had a $800 million revolving credit facility of which $650 million is undrawn.

As at December 31, 2025, the Company had $6 million available under its third equipment facility at Fekola.

As at December 31, 2025, the Company’s significant commitments are disclosed in the table below. In addition, significant commitments are disclosed in Note 12 for debt repayments and Note 26 for capital expenditure commitments.

	2026	2027	2028	2029	2030	Total
	$	$	$	$	$	$

Accounts payable and accrued liabilities	174,802	—	—	—	—	174,802
Convertible notes
Principal (Note 12)	—	—	—	—	460,000	460,000
Interest	12,650	12,650	12,650	12,650	6,325	56,925
Revolving credit facility:
Principal (Note 12)	—	—	150,000	—	—	150,000
Interest & commitment fees (estimated)	9,420	9,420	9,083	—	—	27,923
Fekola equipment loan facilities:
Principal	7,835	7,835	7,835	2,815	—	26,320
Interest (estimated)	1,355	897	441	38	—	2,731
Goose equipment loan facility:
Principal	698	—	—	—	—	698
Interest (estimated)	21	—	—	—	—	21
Lease liabilities
Principal	17,718	12,177	7,085	2,608	2,404	41,992
	224,499	42,979	187,094	18,111	468,729	941,412

Capital expenditure commitments	39,084	—	—	—	—	39,084
Other liabilities	10,767	4,922	1,441	6,116	3,932	27,178
	274,350	47,901	188,535	24,227	472,661	1,007,674
Market risk

Market risk includes currency and price risk.

The Company’s operations in foreign countries are subject to currency fluctuations and such fluctuations may materially affect the Company’s financial position and results. The Company reports its financial results in United States dollars and incurs expenses in European euros, CFA francs, Namibian dollars, South African rand, Philippine pesos, Canadian dollars and Colombian pesos. As these exchange rates fluctuate against the United States dollar, the Company will experience foreign exchange gains and losses.

The Company also holds cash and cash equivalents that are denominated in non-United States dollar currencies which are subject to currency risk. As at December 31, 2025, $291 million of the Company’s $380 million in cash and cash equivalents was held in United States dollars. A 10% movement in foreign exchange rates versus the United States dollar would result in approximately a $8 million change in the Company’s cash position.

The Company holds long‑term investments in publicly traded mining companies and is exposed to fluctuations in the market prices of these securities. Changes in equity prices may result from commodity‑price movements, market sentiment, operational developments of the investee companies, and broader economic conditions. These investments are measured at FVOCI and classified as Level 1 in the fair value hierarchy. A 10% change in the quoted market prices of these investments at the reporting date would result in a corresponding change in fair value of approximately $28 million.

The Company maintains a portfolio of fuel and gold derivatives that are measured at FVTPL. A 10% change in the forward price of fuel would result in a $5 million change in the value of the fuel derivative portfolio. A $100 per ounce change in the forward price of gold would result in a $20 million change in the value of the gold derivative portfolio excluding the impact on the Company's gold stream obligation (Note 18).